                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 9, 2003

                       -----------------------------------

                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)

           MINNESOTA                    0-19952               41-1515691
           ---------                    -------               ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                       -----------------------------------

                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343

              (Address of Principal Executive Offices and Zip Code)

                       -----------------------------------

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

                       -----------------------------------

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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A is being filed to amend the Form 8-K filed on December 16, 2003 by Chronimed Inc. ("Chronimed") to include the financial statements and financial information referred to in Item 7 below which relate to the acquisition of Accent Rx, Inc. ("Accent Rx").

On December 9, 2003, Chronimed purchased Accent Rx for $4.2 million in cash.

There are no material relationships between Accent Rx and Chronimed or between Accent Rx and any directors, officers, or associates of any directors or officers of Chronimed.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired. The financial statements of Accent Rx are attached hereto as Exhibits 99.3 and 99.4 and are incorporated herein by reference.

(b) Pro forma financial information. The pro forma financial information is attached hereto as Exhibit 99.5 and is incorporated by reference.

(c) Exhibits. The following materials are filed as exhibits to this current report on Form 8-K/A.

         23.1     Consent of Aidman, Piser & Company, P.A., Independent
                  Auditors.

         99.1 Asset Purchase Agreement dated December 9, 2003, between Chronimed Inc. and Accent Rx. (previously filed with the Securities and Exchange Commission as an exhibit to Chronimed Inc.'s Report on Form 8-K filed on December 16, 2003 and incorporated herein by reference).

         99.2 Press release of Chronimed Inc. issued December 10, 2003 (previously filed with the Securities and Exchange Commission as an exhibit to Chronimed Inc.'s Report on Form 8-K filed on December 16, 2003 and incorporated herein by reference).

         99.3 Balance sheet of Accent Rx, Inc. as of September 30, 2003, and the related statements of operations and accumulated deficit and cash flows for the year then ended.

         99.4 Unaudited balance sheet of Accent Rx, Inc. as of December 31, 2003, and the statements of operations and cash flows for the three months then ended.

         99.5     Unaudited pro forma financial information.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                        CHRONIMED INC.
                                         (Registrant)

Date:  February 20, 2004


                                        By:  /s/ Henry F. Blissenbach
                                             ------------------------
                                             Henry F. Blissenbach
                                             Chief Executive Officer and
                                             Chairman of the Board of Directors


                                             /s/ Gregory H. Keane
                                             --------------------
                                             Gregory H. Keane
                                             Vice President and Chief Financial
                                             Officer

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                                 EXHIBIT INDEX

Exhibit
Number                             Description of Exhibit
-------    -----------------------------------------------------------------------
23.1       Consent of Aidman, Piser & Company, P.A., Independent Auditors.

99.1       Asset Purchase Agreement dated December 9, 2003, between Chronimed Inc.
           and Accent Rx (previously filed with the Securities and Exchange
           Commission as an exhibit to Chronimed Inc.'s Report on Form 8-K filed on December 16, 2003 and incorporated herein by reference).

99.2 Press release of Chronimed Inc. issued December 10, 2003 (previously filed with the Securities and Exchange Commission as an exhibit to Chronimed Inc.'s Report on Form 8-K filed on December 16, 2003 and incorporated herein by reference).

99.3 Balance sheet of Accent Rx, Inc. as of September 30, 2003, and the related statements of operations and accumulated deficit and cash flows for the year then ended.

99.4 Unaudited balance sheet of Accent Rx, Inc. as of December 31, 2003, and the statements of operations and cash flows for the three months then ended.

99.5       Unaudited pro forma financial information.

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